Exhibit 24

 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ William E. Callahan

                  William E. Callahan    Director           March   2, 1995




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Timothy J. Campbell

                 Timothy J. Campbell     Director           March   2, 1995



POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Stephen I. D'Agostino

                  Stephen I. D'Agostino  Director           March   2, 1995




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Paul K. Gaston

                 Paul K. Gaston     Director           March   2, 1995



             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Grant C. Gentry

                 Grant C. Gentry        Director            March   2, 1995




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Peter W. Gravelle

                 Peter W. Gravelle       Director           March   2, 1995



POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ George R. Kempton

                  George R. Kempton      Director           March   2, 1995




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Philip LeBoutillier, Jr.

                Philip LeBoutillier, Jr.     Director           March   2, 1995




POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Robert W. Navarre

                  Robert W. Navarre      Director           March   2, 1995




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Robert J. Ratliff

                 Robert J. Ratliff  Director           March   2, 1995



POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ John D. Selby

                  John D. Selby     Director           March   2, 1995




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Frederick W. Schwier

                 Frederick W. Schwier    Director           March   2, 1995



             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



                   SIGNATURE                  TITLE                    DATE

            /s/ Raymond A. Weigel

                 Raymond A. Weigel      Director            March   2, 1995




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



SIGNATURE                   TITLE                                   DATE

/s/ Terry M. Murphy

Terry M. Murphy    Vice President, Chief Financial Officer      March   2, 1995
                     (Principal Financial Officer)




 POWER OF ATTORNEY


             The undersigned, in his capacity as a director or officer, or both, as the case may be, of Kysor Industrial Corporation, does hereby appoint GEORGE R. KEMPTON and TERRY M. MURPHY, or either of them, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of Kysor Industrial
Corporation, a Form 10-K Annual Report of Kysor Industrial
Corporation for its fiscal year ended December 31, 1994, any and all amendments to said report, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.



SIGNATURE                   TITLE                                   DATE

/s/ Robert L. Joseph

Robert L. Joseph       Comptroller                         March   2, 1995
                    (Principal Accounting Officer)